John Hancock Financial Services

U.S. Wealth Management

601 Congress Street

Boston, MA 02210-2805

(617) 663-3000

Fax: (617) 663-2197

March 5, 2007

EDGAR

U.S. Securities and Exchange Commission

Judiciary Plaza

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:	John Hancock World Fund (the “Trust”)

John Hancock Sector Funds Class ABC shares Prospectus:

John Hancock Health Sciences Fund (the “Fund”)

File Nos. 811-4932 and 33-10722

CERTIFICATE UNDER RULE 497(j)

Gentlemen:

Pursuant to 497(j) of Regulation C, under the Securities Act of 1933, in lieu of filing under paragraph (b) or (c) of Rule 497, I hereby certify that the Sector Funds Class ABC shares Prospectus of the Fund dated March 1, 2007 for the above-captioned registrant that would have been filed under paragraph (b) or (c) of Rule 497(j), does not differ from that contained in the most recent registration statement amendment and the text of the most recent registration statement has been filed electronically.

Sincerely,

/s/Alfred P. Ouellette

Alfred P. Ouellette

AVP, Senior Counsel and

Assistant Secretary

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